UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005
THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-922	04-1366970

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA		02199

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 421-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Press Release dated August 4, 2005

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2005, The Gillette Company reported its earnings for the quarter ended June 30, 2005. Attached to this Current Report on Form 8-K , as Exhibit 99.1, is a copy of the Corporation’s related press release dated August 4, 2005.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release issued by The Gillette Company on August 4, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GILLETTE COMPANY

	By:	/s/ Peter M. Green

Peter M. Green
Deputy General Counsel, Secretary and Corporate Governance Officer

August 4, 2005